SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 20, 1997


                         BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

             New York                   1-14084                13-376-8322
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)           Identification No.)

3 East 54th Street, New York, New York                             10022
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


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ITEM 5.    OTHER EVENTS.

         On June 20, 1997, Big Flower Press Holdings, Inc., a Delaware corporation (the "Registrant") completed an offering, pursuant to Rule 144A of the Securities Act of 1933, as amended, of $250.0 million aggregate principal amount of 8-7/8% Senior Subordinated Notes due 2007 (the "New Notes"). The New Notes were issued pursuant to an indenture, dated as of June 20, 1997, between the Registrant, as issuer, and Fleet National Bank, as trustee. On June 17, 1997, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the offering.

         On June 24, 1997, the Registrant commenced a tender offer and consent solicitation for all of its outstanding 10-3/4% Senior Subordinated Notes due 2003, issued pursuant to an indenture dated as of August 1, 1993 (the "1993 Notes"), and all of its outstanding 10-3/4% Senior Subordinated Notes due 2003, issued pursuant to an indenture dated as of April 15, 1994 (the "1994 Notes" and, together with the 1993 Notes, the "Notes"). On June 25, 1997, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the commencement of the tender offer. On July 9, 1997, the Registrant determined the total consideration payable by the Registrant in connection with the tender offer and consent solicitation. On the same date, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the tender offer consideration.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number            Description
-------           -------------------------------------------------------------
99.1              Registrant's press release, dated June 17, 1997

99.2              Registrant's press release, dated June 25, 1997

99.3              Registrant's press release, dated July 9, 1997




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG FLOWER PRESS HOLDINGS, INC.


Date: July 14, 1997                         By: /s/ Irene B. Fisher
                                                -------------------
                                                Irene B. Fisher
                                                Vice President and
                                                Associate General Counsel



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                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit No.    Description                                        Numbered Page
-----------    -----------                                        -------------


    99.1       Registrant's press release, dated June 17, 1997         5

    99.2       Registrant's press release, dated June 25, 1997         6

    99.3       Registrant's press release, dated July 9, 1997          8




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